UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 10, 2021
Date of Report (date of earliest event reported)

Ekso Bionics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-37854		99-0367049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1414 Harbour Way South, Suite 1201	Richmond	California	94804
(Address of Principal Executive Offices)			(Zip Code)
(510) 984-1761
Registrant's telephone number, including area code

Not Applicable
________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EKSO	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2021, Ekso Bionics Holdings, Inc. (the “Company,” “we” or “our”) held its 2021 annual meeting of stockholders (the “Annual Meeting”).

Of the 12,654,994 shares of common stock outstanding and entitled to vote at the Annual Meeting, 6,830,302 shares were present at the Annual Meeting either virtually or by proxy, constituting a quorum. The following provides a summary of the votes cast for the proposals on which our stockholders voted at the Annual Meeting:

Proposal 1. The election of six directors to serve until the annual meeting of stockholders to be held in 2022 and until their respective successors are elected and qualified, or until his or her earlier death, resignation or removal.

The stockholders duly approved the election of each of the below directors. The results of the vote were as follows:

Name of Director	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Steven Sherman	3,458,822	496,302	2,875,178
Jack Peurach	3,090,871	864,253	2,875,178
Charles Li, Ph. D	3,483,468	471,656	2,875,178
Stanley Stern	3,478,104	477,020	2,875,178
Mary Ann Cloyd	3,457,302	497,822	2,875,178
Rhonda A. Wallen	3,483,510	471,614	2,875,178

Proposal 2. The approval, in an advisory (non-binding) vote, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement dated April 29, 2021 for the Annual Meeting.

The stockholders duly approved the compensation of the Company’s named executive officers. The results of the vote were as follows:

VOTES FOR:	3,350,121
VOTES AGAINST:	167,099
VOTES ABSTAINED:	437,904
BROKER NON-VOTES:	2,875,178

Proposal 3. The ratification of the appointment of OUM & Co., LLP as the Company’s independent auditors for the year ending December 31, 2021.

The stockholders ratified the appointment of OUM & Co., LLP as the Company’s independent auditors for the year ending December 31, 2021. The results of the vote were as follows:

VOTES FOR:	6,221,884
VOTES AGAINST:	147,873
VOTES ABSTAINED:	460,545

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EKSO BIONICS HOLDINGS, INC.
By:    /s/ John F. Glenn
Name:    John F. Glenn
Title:    Chief Financial Officer

Dated: June 14, 2021